Exhibit 3.4

[Seal]	State of California March Fong Eu Secretary of State	Form LP-1
CERTIFICATE OF LIMITED PARTNERSHIP IMPORTANT-Read Instructions on back before completing this form This Certificate is presented for filing pursuant to Section 15621, California Corporations Code.

1.	NAME OF LIMITED PARTNERSHIP
ESX Partners, L.P.
2.	STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	CITY AND STATE	ZIP CODE
	777 California Street	Palo Alto, California	94304
3.	STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IS IN ANOTHER STATE	CITY	ZIP CODE
CA
4.	COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED.

THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON ____________________ 19 ________ WITH THE RECORDER OF _______________________ COUNTY.      FILE OR RECORDATION NUMBER _______________________________

5.	NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE, IF NECESSARY)

	A. NAME: Essex Property Trust, Inc. ADDRESS : 777 California Street CITY: Palo Alto STATE: CA ZIP CODE: 94304		C. NAME: ADDRESS: CITY: STATE: ZIP CODE:

	B. NAME: ADDRESS: CITY: STATE: ZIP CODE:		D. NAME: ADDRESS: CITY: STATE: ZIP CODE:

6.	NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS:

NAME: Keith R. Guericke
	ADDRESS: 777 California Street		CITY: Palo Alto STATE: CA ZIP CODE: 94304
7.	ANY OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN ARE A PART OF THIS CERTIFICATE.	8.	INDICATE THE NUMBER OF GENERAL PARTNERS SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, DISSOLUTION, CONTINUATION AND CANCELLATION.
	NUMBER OF PAGES ATTACHED: 0		NUMBER OF GENERAL PARTNER(S) SIGNATURE(S) IS/ARE: 1 (PLEASE INDICATE NUMBER ONLY)

9. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(s) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)
ESSEX PROPERTY TRUST, INC.				THIS SPACE FOR FILING OFFICER USE
By: /s/ Keith R. Guericke
SIGNATURE Keith R. Guericke		SIGNATURE		9407700013

President	3/16/94
POSITION OR TITLE	DATE	POSITION OR TITLE	DATE	FILED
In the office of the Secretary of State of the State of California

SIGNATURE		SIGNATURE		MAR 17 1994

TONY MILLER
POSITION OR TITLE	DATE	POSITION OR TITLE	DATE	Acting Secretary of State

10. RETURN ACKNOWLEDGEMENT TO:		By /s/ Tony Miller
NAME David S. Fries
ADDRESS Morrison & Foerster
CITY 345 California Street
STATE San Francisco, California 94104-2675
ZIP CODE
SEC/STATE REV. 1/88	FORM LP-1-FILING FEE: $70 Approved by Secretary of State

[Seal]	State of California March Fong Eu Secretary of State	Form LP-2

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
IMPORTANT - Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

1.	SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE-FORM LP-1)	2.	NAME OF LIMITED PARTNERSHIP
	94-07700013		ESX Partners, L.P.
3.	THE CRETIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE, IF NECESSARY).

A.	THE LIMITED PARTNERSHIP NAME IS CHANGED TO: Essex Portfolio, L.P.

B.	PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:	E.	GENERAL PARTNER NAME CHANGE:

	ADDRESS: 777 California Avenue		OLD NAME:

	CITY: Palo Alto STATE: CA ZIP CODE: 94304		NEW NAME:

C.	CALIFORNIA OFFICE ADDRESS CHANGE:	F.	GENERAL PARTNER(S) WITHDRAWN:

	ADDRESS:		NAME:

	CITY: STATE: CA ZIP CODE:		NAME:

D.	GENERAL PARTNER ADDRESS CHANGE:	G.	GENERAL PARTNER ADDED:

	NAME: Essex Property Trust, Inc.		NAME:

	ADDRESS: 777 California Avenue		ADDRESS:

	CITY: Palo Alto STATE: CA ZIP CODE: 94304		CITY: STATE: ZIP CODE:

H.	INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:

NAME: Keith R. Guericke
	ADDRESS: 777 California Avenue		CITY: Palo Alto STATE : CA ZIP CODE: 94304

	I.	THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, DISSOLUTION, CONTINUATION AND CANCELLATION IS CHANGED TO:	J.	OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTCHED PAGE(S).
☐
		(PLEASE INDICATE NUMBER ONLY)		NUMBER OF PAGES ATTACHED: 0

4.	IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

ESSEX PROPERTY TRUST, INC.				THIS SPACE FOR FILING OFFICER USE
SIGNATURE		SIGNATURE
By: /s/ Keith R. Guericke				9407700013
President	4/14/94
POSITION OR TITLE	DATE	POSITION OR TITLE	DATE	FILED
In the office of the Secretary of State of the State of California

SIGNATURE		SIGNATURE		APR 18 1994

/s/ Tony Miller
POSITION OR TITLE	DATE	POSITION OR TITLE	DATE	TONY MILLER
ACTING SECRETARY OF STATE
5. RETURN ACKNOWLEDGEMENT TO:
NAME David S. Fries
ADDRESS Morrison & Foerster
CITY 345 California Street
STATE San Francisco, California 94104-2675
ZIP CODE
SEC/STATE REV. 1/88	FORM LP-2-FILING FEE: $15 Approved by Secretary of State

[Seal]	State of California Secretary of State Bill Jones	ENDORSED - FILED In the Office of the Secretary of State of the State of California OCT 05 2001 BILL JONES, Secretary of State This Space For Filing Use Only
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP A $30.00 filing fee must accompany this form. IMPORTANT- Read Instructions before completing this form.

1.	SECRETARY OF STATE FILE NUMBER 9407700013	2. NAME OF LIMITED PARTNERSHIP Essex Portfolio, L.P.
3.	COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

	A.	LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "LP.")
	B.	THE STREET ADDRESS OF THE PRINCIPAL OFFICE ADDRESS 925 East Meadow Drive
		CITY Palo Alto	STATE California	ZIP CODE 94303
	C.	THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
		CITY	STATE CA	ZIP CODE
	D.	THE ADDRESS OF GENERAL PARTNER(S)
NAME Essex Property Trust, Inc.
ADDRESS 925 East Meadow Drive
		CITY Palo Alto	STATE California	ZIP CODE 94303
	E.	NAME CHANGE OF A GENERAL PARTNER	FROM:	TO:
	F.	GENERAL PARTNER(S) CESSATION
	G.	GENERAL PARTNER ADDED
NAME
ADDRESS
		CITY	STATE	ZIP CODE
	H.	THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
		CITY	STATE	ZIP CODE
	I.	THE NAME OF THE AGENT FOR SERVICE OF PROCESS Jordan E. Ritter
	J.	IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS 925 East Meadow Drive
		CITY Palo Alto	STATE CA	ZIP CODE 94303
	K.	NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CRETIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION. ☐
	L.	OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).
4.	TOTAL NUMBER OF PAGES ATTACHED (IF ANY) N/A
5.	I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.
/s/ Jordan E. Ritter	Senior Vice President of General Partner, of Essex Property Trust, Inc.	Jordan E. Ritter	10/02/01
SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE

SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE

SEC/STATE (REV. 10/98)	FORM LP-2 - FILING FEE: $30.00 Approved by Secretary of State

LP-2	Amendment to Certificate of Limited Partnership (LP)	FILED Secretary of State State of California FEB 17 2016 This Space For Office Filing Use Only
To change information of record for your LP, fill out this form, and submit for filing along with:
– A $30 filing fee.
– A separate, non-refundable $15 service fee also must be included, if you drop off the completed form.
Items 3–7: Only fill out the information that is changing. Attach extra pages if you need more space or need to include any other matters.

For questions about this form, go to www.sos.ca.gov/business/be/filing-tips.htm

1	LP’s File No. (issued by CA Secretary of State)	2	LP’s Exact Name (on file with CA Secretary of State)
	199407700013		ESSEX PORTFOLIO, L.P.

New LP Name
3
	Proposed New LP Name	The new LP name: must end with: "Limited Partnership," "LP," or "L.P.," and may not contain "bank," "insurance," "trust," "trustee," incorporated," "inc.," "corporation," or "corp."

New LP Addresses
4	a.	1100 PARK PLACE, SUITE 200	SAN MATEO	CA	94002
		Street Address of Designated Office in CA	City (no abbreviations)	State	Zip
	b.	SAME
		Mailing Address of LP, if different from 4a	City (no abbreviations)	State	Zip

New Agent/Address for Service of Process (The agent must be a CA resident or qualified 1505 corporation in CA.)
5	a.
		Agent's Name
	b.	1100 PARK PLACE, SUITE 200	SAN MATEO	CA	94002
		Agent's Street Address (if agent is not a corporation)	City (no abbreviations)	State	Zip

General Partner Changes
6	a.	New general partner:
			Name	Address	City (no abbreviations)	State	Zip
	b.	Address change:	1100 PARK PLACE, SUITE 200		SAN MATEO	CA	94002
			Name	New Address	City (no abbreviations)	State	Zip
c.	Name change:	Old name:	New name:
d.	Name of dissociated general partner:

Dissolved LP (Either check box a or check box b and complete the information. Note: To terminate the LP, also file a Certificate of Cancellation (Form LP-4/7), available at www.sos.ca.gov/business/be/forms.htm.)
7	a.	☐ The LP is dissolved and wrapping up its affairs.
	b.	☐ The LP is dissolved and has no general partners. The following person has been appointed to wrap up the affairs of the LP:
			Name	Address	City (no abbreviations)	State	Zip

Read and sign below: This form must be signed by (1) at least one general partner; (2) by each person listed in item 6a; and (3) by each person listed in item 6d if that person has not filed a Certificate of Dissociation (Form LP-101). If item 7b is checked, the person listed must sign. If a trust, association, attorney-in-fact, or any other person not listed above is signing, go to www.sos.ca.gov/business/be/filing-tips.htm for more information. If you need more space, attach extra pages that are 1-sided and on standard letter-sized paper (8 1/2" x 11"). All attachments are part of this amendment. Signing this document affirms under penalty of perjury that the stated facts are true.

	(see attached addendum)	01/14/2016
Sign here	Print your name here	Date

Sign here	Print your name here	Date

Make check/money order payable to: Secretary of State Upon filing, we will return one (1) uncertified copy of your filed document for free, and will certify the copy upon request and payment of a $5 certification fee.
By Mail Secretary of State Business Entities, P.O. Box 944225 Sacramento, CA 94244-2250	Drop-Off Secretary of State 1500 11th Street, 3rd Floor Sacramento, CA 95814

ADDENDUM TO
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
 ESSEX PORTFOLIO, L.P.

ESSEX PORTFOLIO, L.P.,
A California limited partnership

By:	Essex Property Trust, Inc.,
A Maryland corporation,
Its General Partner

By:	/s/ Jordan E. Ritter
Name:	Jordan E. Ritter
Title:	Senior Vice President

LP-2	Amendment to Certificate of Limited Partnership (LP)	FILED Secretary of State State of California DEC 04 2018 This Space For Office Use Only
To change information of record for your LP, fill out this form, and submit for filing along with:
– A $30 filing fee.
– A separate, non-refundable $15 service fee also must be included, if you drop off the completed form.
Items 3–7: Only fill out the information that is changing. Attach extra pages if you need more space or need to include any other matters.

For questions about this form, go to www.sos.ca.gov/business/be/filing-tips.htm

1	LP’s File No. (issued by CA Secretary of State)	2	LP’s Exact Name (on file with CA Secretary of State)
	199407700013		ESSEX PORTFOLIO, L.P.

New LP Name
3
	Proposed New LP Name	The new LP name: must end with: "Limited Partnership," "LP," or "L.P.," and may not contain "bank," "insurance," "trust," "trustee," incorporated," "inc.," "corporation," or "corp."

New LP Addresses
4	a.			CA
		Street Address of Designated Office in CA	City (no abbreviations)	State	Zip
b.
		Mailing Address of LP, if different from 4a	City (no abbreviations)	State	Zip

New Agent/Address for Service of Process (The agent must be a CA resident or qualified 1505 corporation in CA.)
5	a.	DANIEL J. ROSENBERG
		Agent's Name
	b.	1100 PARK PLACE, SUITE 200	SAN MATEO	CA	94403
		Agent's Street Address (if agent is not a corporation)	City (no abbreviations)	State	Zip

General Partner Changes
6	a.	New general partner:
			Name	Address	City (no abbreviations)	State	Zip
	b.	Address change:
			Name	New Address	City (no abbreviations)	State	Zip
c.	Name change:	Old name:	New name:
d.	Name of dissociated general partner:

Dissolved LP (Either check box a or check box b and complete the information. Note: To terminate the LP, also file a Certificate of Cancellation (Form LP-4/7), available at www.sos.ca.gov/business/be/forms.htm.)
7	a.	☐ The LP is dissolved and wrapping up its affairs.
	b.	☐ The LP is dissolved and has no general partners. The following person has been appointed to wrap up the affairs of the LP:
			Name	Address	City (no abbreviations)	State	Zip

Read and sign below: This form must be signed by (1) at least one general partner; (2) by each person listed in item 6a; and (3) by each person listed in item 6d if that person has not filed a Certificate of Dissociation (Form LP-101). If item 7b is checked, the person listed must sign. If a trust, association, attorney-in-fact, or any other person not listed above is signing, go to www.sos.ca.gov/business/be/filing-tips.htm for more information. If you need more space, attach extra pages that are 1-sided and on standard letter-sized paper (8 1/2" x 11"). All attachments are part of this amendment. Signing this document affirms under penalty of perjury that the stated facts are true.

(see attached addendum)
Sign here	Print your name here	Date

Sign here	Print your name here	Date

Make check/money order payable to: Secretary of State Upon filing, we will return one (1) uncertified copy of your filed document for free, and will certify the copy upon request and payment of a $5 certification fee.
By Mail Secretary of State Business Entities, P.O. Box 944225 Sacramento, CA 94244-2250	Drop-Off Secretary of State 1500 11th Street, 3rd Floor Sacramento, CA 95814

ADDENDUM TO
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
 ESSEX PORTFOLIO, L.P,
 LP’s FILE NO. 199407700013
SIGNATURE OF GENERAL PARTNER:

Essex Property Trust, Inc.,
A Maryland corporation

By:	/s/ Anne M. Morrison	Date: November 30, 2018
Anne M. Morrison
Group Vice President

[Seal]	I hereby certify that the foregoing transcript of 7 page(s) is a full, true and correct copy of the complete record in the custody of the California Secretary of State's office as of this date:

Date: Feb 08 2019

/s/ Alex Padilla
ALEX PADILLA, Secretary of State